UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2009

Norcraft Holdings, L.P.

Norcraft Companies, L.P.

(Exact name of registrants as specified in their charters)

Delaware	333-119696	75-3132727
Delaware	333-114924	36-4231718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3020 Denmark Avenue, Suite 100

Eagan, MN 55121

(Address of Principal Executive Offices, Zip Code)

Registrants’ telephone number, including area code (800) 297-0661

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On April 24, 2009, Norcraft Holdings, L.P. (“Holdings”) and Norcraft Companies, L.P. (“Norcraft” and together with Holdings, the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. Such dismissal was recommended and approved by the audit committee of the board of managers of the Company’s general partner.

During the Company’s fiscal years ended December 31, 2007 and 2008 and through April 24, 2009, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreements in its reports on the financial statements for such years.

The reports of PwC on the financial statements of the Company as of and for the years ended December 31, 2007 and 2008 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principle.

During the Company’s fiscal years ended December 31, 2007 and 2008 and through April 24, 2009, the Company had no “reportable events” described in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not PwC agreed with the above statements. A copy of PwC’s letter to the SEC dated April 30, 2009 is filed as an Exhibit to this Form 8-K.

(b) New independent registered public accounting firm

On April 24, 2009, the Company engaged Grant Thornton LLP (“Grant Thornton”) as its new independent registered public accounting firm. During the Company’s fiscal years ended December 31, 2007 and 2008, Grant Thornton provided certain consulting services to the Company primarily relating to compliance with Section 404 of the Sarbanes-Oxley Act in connection with the preparation of regulatory filings and the Company’s internal audit. Such services were provided under the direction and supervision of the Company’s Chief Financial Officer. Except for the matters noted above, during the Company’s fiscal years ended December 31, 2007 and 2008, the Company has not consulted with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any other matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” of the type described in Item 304(a)(1)(v) of Regulation S-K. The engagement of Grant Thornton was recommended and approved by the audit committee of the board of managers of the Company’s general partner.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
16.1	Consent letter dated April 30, 2009 from PricewaterhouseCoopers LLP regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2009	By:	/s/ Leigh Ginter
Leigh Ginter
Chief Financial Officer